22. SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENT

On March 18, 2018, the Company and Mr. Li entered into and executed an agreement to convert payables amounting to RMB195.9 million that the Company owed Mr. Li into 1.32 million shares of common stock of the Company. The conversion price was $22.71 per share, which was calculated as the trailing 90-day average trading price for the Company’s common stock.

As of February 28, 2018, certain overdue loans with a total amount of RMB293.0 million were sold to several third parties at a total consideration of RMB284.2 million.